UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHEVRON CORPORATION
ANNUAL MEETING FOR STOCKHOLDERS AS OF 4/2/18
TO BE HELD ON 5/30/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet: www.proxyvote.com, or, from a smartphone scan the QR Barcode above.

Vote by Phone: 1-800-454-8683

Vote by Mail: Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E41463-P03150

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 30, 2018. The Notice of the 2018 Annual Meeting, 2018 Proxy Statement, and the 2017 Annual Report are available at www.proxyvote.com.

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1a.	W. M. Austin	☐	☐	☐
1b.	J. B. Frank	☐	☐	☐
1c.	A. P. Gast	☐	☐	☐
1d.	E. Hernandez, Jr.	☐	☐	☐
1e.	C. W. Moorman IV	☐	☐	☐
1f.	D. F. Moyo	☐	☐	☐
1g.	R. D. Sugar	☐	☐	☐
1h.	I. G. Thulin	☐	☐	☐
1i.	D. J. Umpleby III	☐	☐	☐
1j.	M. K. Wirth	☐	☐	☐

		For	Against	Abstain
2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm	☐	☐	☐
3.	Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following stockholder proposals:

		For	Against	Abstain
4.	Report on Lobbying	☐	☐	☐
5.	Report on Feasibility of Policy on Not Doing Business With Conflict Complicit Governments	☐	☐	☐
6.	Report on Transition to a Low Carbon Business Model	☐	☐	☐
7.	Report on Methane Emissions	☐	☐	☐
8.	Adopt Policy on Independent Chairman	☐	☐	☐
9.	Recommend Independent Director with Environmental Expertise	☐	☐	☐
10.	Set Special Meetings Threshold at 10%	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date